                                                                   Exhibit 10.64
                                                                   -------------



                           HOLDINGS PLEDGE AGREEMENT
                           -------------------------



          PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of January 8, 1997, made by COINMACH LAUNDRY CORPORATION (the "Pledgor"), to BANKERS TRUST COMPANY, as Collateral Agent (together with any successor, the "Collateral Agent") for the benefit of (x) the Banks (as hereinafter defined), the Administrative Agent (as hereinafter defined), the Syndication Agent (as hereinafter defined), the Documentation Agent (as hereinafter defined) and the Collateral Agent under, and any other lenders from time to time party to, the Credit Agreement hereinafter referred to (such Banks, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Collateral Agent and such other lenders, if any, are hereinafter called the "Bank Creditors"), (y) if one or more Banks or any Affiliate of a Bank enters into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements"), with, or guaranteed by, the Pledgor, any such Bank or Banks or Affiliate or Affiliates (even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) so long as any such Bank or Affiliate participates in the extension of such Interest Rate Protection or Other Hedging Agreements, and their subsequent assigns, if any (collectively, the "Other Creditors"), and (z) each of the individuals listed on Schedule A, as payee under that certain Promissory Note, in the amount of $15,000,000.00 dated January 8, 1997 (the "Seller Promissory Note") made by Coinmach Laundry Corporation to Richard F. Enthoven (the "Seller Agent"), as agent for each of such individuals (collectively the "Seller Creditors"; together with the Other Creditors and the Bank Creditors, the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.

                              R E C I T A L S :
                              ---------------


          1. The Pledgor, Coinmach Corporation (the "Borrower"), the lenders (the "Banks") from time to time party thereto, Bankers Trust Company, as Administrative Agent (together with any successor, the "Administrative Agent"), First Union National Bank of North Carolina as Syndication Agent (together with any successor, the "Syndication Agent") and Lehman Commercial Paper, Inc., as Documentation Agent (together with any successor, the "Documentation Agent") have entered into a Credit Agreement, dated as of the date hereof, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (such agreement, as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring all or any portion of the Indebtedness under such agreement or any successor agreement, the "Credit Agreement").

          2. The Pledgor, pursuant to Section 14 of the Credit Agreement, has provided a guaranty (the "Holdings Guaranty") of the obligations and liabilities of the Borrower under and in connection with (x) the Credit Documents and (y) each Interest Rate Protection or Other Hedging Agreement with one or more Other Creditors.

          3. The Pledgor may at any time and from time to time enter into, or guarantee obligations of its Subsidiaries under, one or more Interest Rate Protection or Other Hedging Agreements with one or more Other Creditors.

          4. The Pledgor has agreed to enter into this Agreement to secure its obligations to the Seller Creditors pursuant to the Seller Promissory Note.

          5. It is a condition to each of the above-described extensions of credit to the Borrower and its Subsidiaries that the Pledgor shall have executed and delivered this Agreement.

          6. The Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraphs.

                               A G R E M E N T:
                               ---------------


          NOW, THEREFORE, in consideration of the above-described extensions of credit to be made to the Pledgor and other benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties as of the date hereof to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

          Section 1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Secured Creditors to secure:

          (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise in accordance with the terms of the Credit Agreement) of all obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Pledgor to the Bank Creditors (including, without limitation, the obligations of the Pledgor under the Holdings Guaranty), whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and the other Credit Documents (all such principal, interest, obligations and liabilities described in this clause (i), collectively the "Credit Agreement Obligations");

        (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise in accordance with the terms of the Credit Agreement) of all obligations and liabilities owing by the Pledgor to the Other Creditors under, or with respect to, any Interest Rate Protection or Other Hedging Agreement (including, without limitation, the obligations of the Pledgor under the Holdings Guaranty), whether such Interest Rate Protection or Other Hedging Agreement is now in existence or hereafter arising in connection with the Credit Documents, and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) collectively, the "Other Obligations");

        (iii) any and all sums advanced and not repaid by the Collateral Agent in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral in accordance with the terms hereof and the other Credit Documents;

         (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Pledgor referred to in clauses (i) and (ii), after an Event of Default (as such term is defined in the Security Agreement) shall have occurred and be continuing and the Collateral Agent has given notice under Article X of the Credit Agreement, the commercially reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs in accordance with the terms hereof and the other Credit Documents; and

          (v) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all principal, interest and expenses (including reasonable attorney's fees and court costs) owing by the Pledgor to the Seller Creditors under, or with respect to, the Seller Promissory Note (the "Seller Obligations");

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 collectively, the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          Section 2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein, (i) the term "Stock" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock at any time owned by the Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by the Pledgor of any Foreign Corporation, provided
                                                                   --------
that, except as provided in the last sentence of this Section 2, the Pledgor shall not be required to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote and (ii) the term "Notes" shall mean (x) all promissory notes at any time issued to the Pledgor by any of its Subsidiaries or Affiliates and (y) except as provided in the last sentence of this Section 2, the Pledgor shall not be required to pledge hereunder any promissory notes issued to the Pledgor by any Subsidiary of the Pledgor which is a Foreign Corporation. If and to the extent that the Collateral Agent receives or holds stock certificates representing more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote, the Collateral Agent agrees to act as bailee and custodian for the benefit of the Pledgor with respect to any portion of such capital stock representing more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote except as otherwise provided in the last sentence of this Section 2. As used herein, the term "Securities" shall mean all of the Stock and Notes. The Pledgor represents and warrants, as to the stock of corporations and promissory notes owned by the Pledgor, that on the date hereof (a) the Stock consists of the number and type of shares of the stock of the corporations as described in
Part I of Schedule A hereto; (b) such Stock constitutes that percentage of the
          ----------
issued and outstanding capital stock of the issuing corporation as is set forth in Part I of Schedule A hereto; (c) the Notes consist of the promissory notes
             ----------
described in Part II of Schedule A hereto; and (d) the Pledgor is the holder of
                        ----------
record and sole beneficial owner of the Stock and the Notes and there exist no options or preemption rights in respect of any of the Stock. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder which would permit a pledge (x) of 66 2/3% or more (or would be adjusted to permit a pledge of less than 66 2/3%) of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote and (y) of any promissory note issued by any Subsidiary of the Pledgor which is a Foreign Corporation without causing the undistributed earnings of such Foreign Corporation as determined for Federal income taxes to be treated as a deemed dividend to the Pledgor for Federal income tax purposes, then the 65% limitation set forth in clause (i)(y) and the limitation in the proviso of clause (ii) in each case of this Section 2 shall no longer be applicable (or shall be adjusted as appropriate) and the Pledgor shall duly pledge and deliver to the Collateral Agent such of the Securities not theretofore required to be pledged hereunder or the Collateral Agent shall return such Securities as applicable.

          Section 3.  PLEDGE OF SECURITIES, ETC.

          Section 3.1.  Pledge.  To secure the Obligations and for the purposes
                        ------
set forth in Section 1, the Pledgor (i) hereby grants to the Collateral Agent for the benefit of (a) the Bank Creditors and the Other Creditors, a first priority security interest in all of the Collateral (as hereinafter defined) and
(b) the Seller Creditors, a security interest (which security interest shall be subject and subordinate in all respects to the security interest described in clause (a) above) in all of the Collateral (ii) hereby pledges and deposits with the Collateral Agent the Securities owned by the Pledgor on the date hereof, and delivers to the Collateral Agent certificates therefor, duly endorsed in blank in the case of promissory notes and accompanied by undated stock powers duly executed in blank by the Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities) in the case of capital stock, or such other instruments of transfer as are reasonably acceptable to the Collateral Agent and (iii) hereby collaterally assigns, transfers, hypothecates and sets over to the Collateral Agent all of the Pledgor's right, title and interest in and to such Securities (and in and to the certificates or instruments evidencing such Securities), to be held by the Collateral Agent as collateral security for the Obligations, upon the terms and conditions set forth in this Agreement. The Pledgor and the Collateral Agent acknowledge that all Collateral held by the Collateral Agent is held on behalf of the Secured Creditors.

          The Seller Creditors agree that, so long as any of the Obligations owing to the Bank Creditors or the Other Creditors remain outstanding, the security interest described in clause (i)(b) in the preceding paragraph shall not entitle them to foreclosure or any other right or remedy in respect of the Collateral without the consent of the Bank Creditors and the Other Creditors, provided that the foregoing shall in no event limit the right of the Seller Creditors to receive proceeds as described in Sections 7 and 9 hereof and, to the extent required by applicable law, participate in any foreclosure or enforcement proceeding; provided that such participation shall not confer any rights (including any rights relating to the direction of or the providing of consents in connection with any such proceeding) on the Seller Creditors other than as set forth above. The Seller Creditors also agree that, so long as any of the Obligations owing to the Bank Creditors or the Other Creditors remain outstanding, the Collateral Agent shall not, by reason of such security interest of the Seller Creditors, have any duty, express or implied, to provide any notices to the Seller Creditors in respect of the Collateral or their interests therein or to take any other action not expressly set forth herein.

          Section 3.2.  Subsequently Acquired Securities.  If the Pledgor shall
                        --------------------------------
acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, the Pledgor will promptly thereafter pledge and deposit such Securities (or certificates or instruments representing Securities) as security with the Collateral Agent and deliver to the Collateral Agent certificates or instruments therefor, duly endorsed in blank in the case of promissory notes, and accompanied by undated stock powers duly executed in blank by the Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities) in the case of capital stock, or such other instruments of transfer as are reasonably acceptable to the Collateral Agent, and will promptly thereafter deliver to the Collateral Agent a certificate executed by a principal executive officer of the Pledgor describing such Securities and certifying that the same has been duly pledged with the Collateral Agent hereunder. Subject to the last sentence of
Section 2, the Pledgor shall not be required at any time to pledge hereunder any promissory notes issued to the Pledgor by a Subsidiary which is a Foreign Corporation or more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

          Section 3.3.  Uncertificated Securities.  Notwithstanding anything to
                        -------------------------
the contrary contained in Sections 3.1 and 3.2, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the Pledgor shall promptly notify the Collateral Agent thereof, and shall promptly take all actions reasonably required to perfect the security interest of the Collateral Agent under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code if applicable). The Pledgor further agrees to take such actions as the Collateral Agent deems reasonably necessary or desirable to effect the foregoing and to permit the Collateral Agent to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Collateral Agent with respect to any such pledge of uncertificated Securities promptly upon the reasonable request of the Collateral Agent.

          Section 3.4.  Definitions of Pledged Stock; Pledged Notes; Pledged
                        ----------------------------------------------------
Securities and Collateral.  All Stock at any time pledged or required to be
-------------------------
pledged hereunder is hereinafter called the "Pledged Stock;" all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes;" all Pledged Stock and Pledged Notes together are called the "Pledged Securities;" and the Pledged Securities, together with all proceeds thereof, including any securities and moneys received and at any time held by the Collateral Agent hereunder, are hereinafter called the "Collateral."

          Section 4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Collateral Agent shall have the right to appoint one or more sub-agents, at the cost and expense of the Collateral Agent, for the purpose of retaining physical possession of the Pledged Securities on behalf of the Collateral Agent, which may be held (in the reasonable discretion of the Collateral Agent) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent or any nominee or nominees of the Collateral Agent or a sub-agent appointed by the Collateral Agent.

          Section 5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default and the Collateral Agent has given written notice to the Pledgor in accordance with
Article X of the Credit Agreement, the Pledgor shall be entitled to vote any and all Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any
                                  --------
consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in this Agreement, the Credit Agreement or any other Credit Document, or which is not permitted under any of the Credit Documents and could reasonably be expected to have the effect of materially impairing the value of the Collateral or any material part thereof or the position or interests of the Collateral Agent or any Secured Creditor. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing and the Collateral Agent has given written notice to the Pledgor in accordance with Article X of the Credit Agreement, and Section 7 hereof shall become applicable.

          Section 6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default and the Collateral Agent has given written notice to the Pledgor in accordance with Article X of the Credit Agreement, all cash dividends and distributions payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the Pledgor. The Collateral Agent shall be entitled to receive directly, and to retain as part of the Collateral:

          (a) all other or additional stock or securities (other than cash) paid or distributed by way of dividend or otherwise, as the case may be, in respect of the Pledged Stock;

          (b) all other or additional stock or other securities paid (other than cash) or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (c) all other or additional stock or other securities or property (excluding cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Collateral Agent's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 6 and Section 7 shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid or delivered over to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

          Section 7. REMEDIES IN CASE OF EVENTS OF DEFAULT. If there shall have occurred and be continuing an Event of Default and the Collateral Agent has given written notice to the Pledgor in accordance with Article X of the Credit Agreement, then and in every such case, the Collateral Agent shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Credit Document, any Interest Rate Protection or Other Hedging Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Collateral Agent shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code and also shall be entitled, without limitation, to exercise the following rights, which the Collateral Agent agrees to exercise in a commercially reasonable manner:

          (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to the Pledgor;

          (b) to transfer all or any part of the Collateral into the Collateral Agent's name or the name of its nominee or nominees;

          (c) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note at such times and under the conditions set forth therein;

          (d) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Collateral Agent) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto in a commercially reasonable manner as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Collateral Agent the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so upon the occurrence and during the continuance of an Event of Default provided that the Collateral Agent has delivered written notice to the Pledgor in accordance with
     Article X of the Credit Agreement); and

          (e) to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Collateral Agent may determine in a commercially reasonable manner, provided that at least 10 days' written notice of the
                        --------
     time and place of any such sale shall be given to the Pledgor. The Collateral Agent shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder other than the Pledgor's right to receive any excess proceeds or Collateral remaining after payment in full of the Obligations, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Collateral Agent on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Collateral Agent nor any Secured Creditor shall be liable for failure to collect (except in such cases where the Collateral Agent bids for and purchases all or part of the Collateral) or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

          Section 8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Collateral Agent provided for in this Agreement, the other Credit Documents, or the Interest Rate Protection or Other Hedging Agreements, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Collateral Agent or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement, the other Credit Documents or the Interest Rate Protection or Other Hedging Agreements or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Collateral Agent or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Collateral Agent or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof except as required by applicable law. Unless otherwise required by the Credit Documents, no notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent or any Secured Creditor to any other or further action in any circumstances without notice or demand.

          Section 9. APPLICATION OF PROCEEDS. All moneys collected by the Collateral Agent upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

          (i) first, to the payment of all Obligations owing to the Collateral Agent of the type described in clauses (iii) and (iv) of Section 1 of this Agreement;

          (ii) second, to the extent moneys remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations (as hereinafter defined) shall be paid to the Secured Creditors (other than the Seller Creditors) as provided in Section 9(e), with each Secured Creditor (other than the Seller Creditors) receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

          (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations (as hereinafter defined) shall be paid to the Secured Creditors (other than the Seller Creditors) as provided in
     Section 9(e), with each Secured Creditor (other than the Seller Creditors) receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

          (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i), (ii) and (iii), an amount equal to the outstanding Seller Obligations (as hereinafter defined) shall be paid to the Seller Creditors as provided in section 9(e), with each Seller Creditor receiving an amount equal to its outstanding Seller Obligations or, if the proceeds are insufficient to pay in full all of the Seller Obligations, its Pro Rata Share of the amount remaining to be distributed; and

          (v) fifth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) - (iv) and following the termination of this Agreement, to the Pledgor or as required by applicable law.

          (b) For purposes of this Agreement (w) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (x) "Primary Obligations" shall mean (i) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans, all Unpaid Drawings theretofore made (together with all interest accrued thereon), the aggregate Stated Amounts of all Letters of Credit issued under the Credit Agreement, and all Fees and (ii) in the case of the Interest Rate Protection Obligations, all amounts due under the Interest Rate Protection or Other Hedging Agreements (other than indemnities, fees (including, without limitation, reasonable attorneys' fees) and similar obligations and liabilities), (y) "Secondary Obligations" shall mean all Obligations other than Primary Obligations and (z) "Seller Obligations" shall mean all principal, interest and expenses (including reasonable attorney's fees and court costs) owing to any Seller Creditor under the Seller Promissory Note.

          (c) When payments to Bank Creditors or Other Creditors are based upon their respective Pro Rata Shares, the amounts received by such Bank Creditors or Other Creditors hereunder shall be applied (for purposes of making determinations under this Section 9 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations, Secondary Obligations or Seller Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations, Secondary Obligations or Seller Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations, Secondary Obligations or Seller Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations, Secondary Obligations or Seller Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

          (d) Each of the Secured Creditors agrees and acknowledges that if the Bank Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors, as cash security for the repayment of Obligations owing to the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be distributed by the Administrative Agent to the Collateral Agent in accordance with Section 9(a) hereof.

          (e) Except as set forth in Section 9(d) hereof, all payments required to be made hereunder shall be made (i) if to the Bank Creditors, to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors, (ii) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors and (iii) if to the Seller Creditors, to the Seller Agent under the Seller Promissory Note for the benefit of the Seller Creditors.

          (f) For purposes of applying payments received in accordance with this Section 9, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement, (ii) the Seller Agent under the Seller Promissory Note and (iii) the Representative for the Other Creditors or, in the absence of such a Representative or Seller Agent, upon the Other Creditors or the Seller Creditors, as the case may be, for a determination (which the Administrative Agent, each Representative for any Secured Creditors, the Seller Agent and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Bank Creditors or the Other Creditors and the outstanding Seller Obligations owing to the Seller Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Creditor or an Other Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no

Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection or Other Hedging Agreements are in existence.

          (g) It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the sums referred to in clauses
(i), (ii), (iii) and (iv) of Section 9(a), except to the extent that such proceeds are not applied by the Collateral Agent in accordance with this Agreement and the Credit Agreement.

          Section 10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Collateral Agent hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Collateral Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          Section 11. INDEMNITY. The Pledgor agrees to indemnify and hold harmless the Collateral Agent, the Seller Agent and each Secured Creditor and their respective successors, assigns, employees, agents and servants (each, an "Indemnitee"; collectively, the "Indemnities") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under the other Credit Documents or the Interest Rate Protection and Other Hedging Agreements (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent finally judicially determined to have been incurred by reason of gross negligence or willful misconduct of such Indemnitee). If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          Section 12. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) The Pledgor agrees that it will join with the Collateral Agent in executing and, at its own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Collateral Agent may deem reasonably necessary and wherever required by law in order to perfect and preserve the Collateral Agent's security interest in the Collateral and hereby authorizes the Collateral Agent to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Collateral Agent such additional conveyances, assignments, agreements and instruments as the Collateral Agent may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Collateral Agent its rights, powers and remedies hereunder.

          (b) The Pledgor hereby appoints the Collateral Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default and provided that the Collateral Agent shall have delivered notice to the Pledgor in accordance with
Article X of the Credit Agreement, in the Collateral Agent's reasonable discretion to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

          Section 13. THE PLEDGEE AS AGENT. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by the parties hereto and each Secured Creditor, by accepting the benefits of this Agreement, each such person acknowledges and agrees that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

          Section 14. TRANSFER BY THE PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

          15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. The Pledgor represents and warrants that as of the date hereof (a) it is, or at the time when pledged hereunder will be, the legal, record and beneficial owner of, and has (or will have) good title to, all Securities pledged hereunder, subject to no Lien (except the Lien created by this Agreement); (b) it has full corporate power, authority and legal right to pledge all the Securities pursuant to this Agreement; (c) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder or creditor of the Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with (i) the execution, delivery or performance of this Agreement, (ii) the validity or enforceability of this Agreement, (iii) the perfection or enforceability of the Collateral Agent's security interest in the Collateral or (iv) except for compliance with or as may be required by applicable securities laws, the exercise by the Collateral Agent of any of its rights or remedies provided herein; (e) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Pledgor, or of the Certificate of Incorporation or By-Laws of the Pledgor or of any securities issued by the Pledgor or any of its Subsidiaries, or of any material mortgage, indenture, lease, loan agreement, credit agreement or other contract, agreement or instrument or undertaking to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the material assets of the

Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (f) all the shares of the Stock have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights;
(g) each of the Pledged Notes to the extent executed by the Borrower or any of its Subsidiaries constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may by limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (h) the pledge, collateral assignment and delivery to the Collateral Agent of the Securities (other than uncertificated securities) pursuant to this Agreement creates (i) a valid and perfected first priority Lien in the Securities, and the proceeds thereof in favor of the Collateral Agent for the benefit of the Bank Creditors and the Other Creditors subject to no other Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of the Pledgor which would include the Securities other than the lien and security interest described in clause (h)(ii) below and (ii) a valid and perfected security interest in favor of the Collateral Agent for the benefit of the Seller Creditors, which Lien and security interest is subject and subordinate to the Lien and security interest described in clause (h)(i) above. The Pledgor covenants and agrees that it will take commercially reasonable steps to defend the Collateral Agent's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Collateral Agent as Collateral hereunder and will likewise take commercially reasonable steps to defend the right thereto and security interest therein of the Collateral Agent and the Secured Creditors.

          Section 16. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the Credit Documents, the Interest Rate Protection or Other

Hedging Agreements, the Seller Promissory Note or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (c) any furnishing of any additional security to the Collateral Agent or its assignee or any acceptance thereof or any release of any security by the Collateral Agent or its assignee; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

          Section 17. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default and acceleration of the Notes then, and in every such case, upon receipt by the Pledgor from the Collateral Agent of a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or any state securities law or laws to be effected with respect to all or any part of the Pledged Stock, the Pledgor as soon as practicable and at its expense will use its commercially reasonable efforts to cause such registration to be declared effective (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be declared effective (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided that the Collateral Agent shall furnish to the Pledgor
              --------
such information regarding the Collateral Agent as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Any such registration shall be effected in accordance with customary underwriting practices and in compliance with applicable law. The Pledgor will cause the Collateral Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as the Collateral Agent from time to time may reasonably request, and will indemnify the Collateral Agent and all others participating in the distribution of such Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Collateral Agent expressly for use therein.

          (b) If at any time when the Collateral Agent shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to
Section 7, and such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Collateral Agent may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem reasonably necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Collateral Agent, in its commercially reasonable discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Collateral Agent, in its commercially reasonable discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

          Section 18. TERMINATION; RELEASE. (a) If the Seller Obligations have been paid in full as of the Termination Date (as defined below), this Agreement and the security interest created hereby shall terminate, and the Collateral Agent, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty other than a representation that the Collateral Agent has not granted any lien on or security interest in the Collateral) such of the Collateral as may be in the possession of the Collateral Agent or any of its sub-agents and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Collateral Agent or any of its sub-agents hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Commitments and all Interest Rate Protection or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then owing have been paid in full.

          If any Seller Obligations remain outstanding as of the Termination Date, (x) Bankers Trust Company or any successor thereto shall cease to be the Collateral Agent and shall be relieved of all obligations hereunder, (y) the Seller Agent shall become the Collateral Agent succeeding to all of the rights and obligations of Bankers Trust Company or its successor and (z) Bankers Trust company shall deliver to the Seller Agent the certificates and instruments representing the Pledged stock and the Pledged Notes, together with any stock powers or other instruments of transfer then in the Collateral Agent's possession.

          (b) Notwithstanding anything to the contrary contained above, upon the presentment of satisfactory evidence to the Collateral Agent in its sole discretion that all obligations evidenced by any Pledged Note have been repaid in full, and that any payments received by the Pledgor were permitted to be received by the Pledgor pursuant to Section 6 hereof, the Collateral Agent shall, upon the request and at the expense of the Pledgor, duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty other than a representation that the Collateral Agent has not granted any lien on or security interest in such Pledged Note) such Pledged Note if same is then in the possession of the Collateral Agent or any of its sub-agents and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

          (c) At any time that the Pledgor desires that Collateral be released as provided in the foregoing sub-section (a) or (b), it shall deliver to the Collateral Agent a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to such subsection (a) or (b).

          (d) The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it in accordance with this Section 18.

          Section 19. NOTICES ETC. All such notices and communications hereunder shall be telecopied or delivered by messenger or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier and when mailed shall be effective three Business Days following deposit in the mail with proper postage, except that notices and communications to the Collateral Agent shall not be effective until received by the Collateral Agent. All notices and other communications shall be in writing and addressed as follows:

          (a)  if to the Pledgor, at:

               Coinmach Laundry Corporation
               55 Lumber Road
               Roslyn, New York  11576
               Attention:  Robert M. Doyle

               with a copy to:

               Anderson Kill & Olick, P.C.
               1251 Avenue of the Americas
               New York, New York  10020-1182
               Attention:  Ronald S. Brody

          (b)  if to the Collateral Agent, at:

               Bankers Trust Company
               130 Liberty Street
               New York, New York  10006
               Attention:  Thomas P. Prior

          (c) if to any Bank Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor at such address as such Other Creditor shall have specified in writing to the Pledgor and the Collateral Agent;

          (e) if to any Seller Creditor at such address as such Seller Creditor shall have specified in writing to the Pledgor and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to and received by the party required to give notice hereunder.

          Section 20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor, the Collateral Agent (with the written consent of the Required Banks or, to the extent required by
Section 13.12 of the Credit Agreement, with the consent of each of the Banks) and the Seller Agent to the extent such change, waiver or modification affects the rights of the Seller Creditors as described herein; provided, however, that
                                                        --------  -------
any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (y) the Bank Creditors as holders of the Credit Agreement
----
Obligations or (z) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Banks and (y) with respect to the Other Obligations, the holders of 51% of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

          Section 21. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

          Section 22. RECOURSE. This Agreement is made with full recourse to the Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgor contained herein, in the other Credit Documents, in the Interest Rate Protection or Other Hedging Agreements, the Seller Promissory Note and otherwise in writing in connection herewith or therewith.

          IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                              COINMACH LAUNDRY CORPORATION
                                as Pledgor


                              By: /s/ Robert M. Doyle
                                 --------------------------------
                                 Name:  Robert M. Doyle
                                 Title: Senior Vice President


                              BANKERS TRUST COMPANY, as
                                Collateral Agent


                              By: /s/ Patricia Hogan
                                 --------------------------------
                                 Name:  Patricia Hogan
                                 Title: Vice President


                              RICHARD F. ENTHOVEN, as
                                Seller Agent


                              By: /s/ Richard F. Enthoven
                                 --------------------------------
                                 Name:  Richard F. Enthoven
                                 Title:

                                   SCHEDULE A



Part I.  Pledged Stock
         -------------


                                                                      Percentage of
                                                                    Outstanding Shares
Name of Issuing Corporation    Type of Shares  Number of Shares      of Capital Stock
-----------------------------  --------------  ----------------     ------------------


Coinmach Corporation           Common Stock,                100                  100%
                               par value
                               $.01 per Share





Part II.  Pledged Notes
          -------------



                         NONE